ASSUMPTION OF LIABILITIES





          THIS ASSUMPTION OF LIABILITIES is made this ____ day of March, 1998 by and between Commercial Business Systems, Inc., a Virginia corporation ("Seller") and Pomeroy Computer Resources, Inc., a Delaware corporation, ("Purchaser").

          WHEREAS, pursuant to an Asset Purchase Agreement dated March ___, 1998 (the "Agreement") by and between Purchaser and Seller and Thoms M. Clayton and Steven Shapiro, Purchaser wishes to assume certain obligations of Seller.

          NOW, THEREFORE, pursuant to the Agreement and in consideration of the premises, and for good and valuable consideration, the receipt of which is hereby acknowledged;

          1.   Assumption




               Purchaser hereby accepts, assumes and agrees to pay and perform the obligations of Seller as set forth on Exhibit "1" attached hereto and made a part hereof. Purchaser agrees to indemnify and hold Seller harmless from any liability with respect to such assumed obligations.

          2.   Excluded Liabilities




               Notwithstanding anything to the contrary in the Agreement or in this Assumption of Liabilities, Purchaser shall not assume or be liable for any liabilities of Seller not listed on Exhibit "1" attached hereto and made part hereof.

          3.   The Agreement




               Nothing contained in this Assumption of Liabilities shall be deemed to supersede, restrict, impair, diminish, enlarge or expand in any respect any of the obligations, agreements, covenants or warranties of Seller or Purchaser contained in the Agreement. All terms used in this Assumption of Liabilities shall have the meaning defined in the Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Assumption of Liabilities to be executed in their names on the date first above written.

                                          COMMERCIAL   BUSINESS    SYSTEMS,
                                          INC.


                                          By:
          _____________________________
                                              Thomas M. Clayton, President

                                          POMEROY    COMPUTER    RESOURCES,
          INC.,
                                          a Delaware corporation



                                          By:
          ________________________________
                                             Stephen  E.   Pomeroy,   Chief
                                             Financial Officer



          STATE OF OHIO       )
                              ) SS:
          COUNTY OF HAMILTON  )

               The foregoing instrument was acknowledged before me this ____ day of March, 1998 by Thomas M. Clayton, President of Commercial Business Systems, Inc., a Virginia corporation, on behalf of the corporation.


                                        _________________________________
                                        NOTARY PUBLIC


          STATE OF OHIO       )
                              ) SS:
          COUNTY OF HAMILTON  )

               The foregoing instrument was acknowledged before me this ____ day of March, 1998 by Stephen E. Pomeroy, Chief Financial
          Officer  of   Pomeroy  Computer   Resources  Inc.,   a   Delaware
          corporation, on behalf of the corporation.


                                        _________________________________
                                        NOTARY PUBLIC















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








                                     EXHIBIT _1"

                              LIABILITIES BEING ASSUMED